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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported): SEPTEMBER 6, 2007

                              MOVADO GROUP, INC.
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            (Exact name of registrant as specified in its charter)

          NEW YORK                       1-16497                 13-2595932
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)

              650 FROM ROAD
               PARAMUS, NJ                               07652
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 (Address of principal executive offices)             (Zip Code)

      Registrant's telephone number, including area code: (201) 267-8000

                                NOT APPLICABLE
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         (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
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          On September 6, 2007,  Movado  Group,  Inc.  issued a press  release announcing its results for the second quarter ended July 31, 2007. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this item. The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing.



ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.
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          (d) Exhibits.

  EXHIBIT NO.                           DESCRIPTION
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 99.1          Press Release Announcing Second Quarter Results, dated
               September 6, 2007



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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.


Dated:  September 6, 2007

                                        MOVADO GROUP, INC.


                                        By:/s/ Timothy F. Michno
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                                           Name:  Timothy F. Michno
                                           Title: General Counsel